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                                                                   Exhibit 10.1

                         REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT dated as of September 11, 1998, among Golden State Bancorp Inc., a Delaware corporation (the "Company"), Hunter's Glen/Ford, Ltd., a limited partnership organized under the laws of the State of Texas ("Ford"), and First Gibraltar Holdings Inc., a Delaware corporation ("FGH" and, together with Ford, the "Stockholders").

            WHEREAS, the Company, the Stockholders, First Nationwide (Parent) Holdings Inc., a Delaware corporation, First Nationwide Holdings Inc., a Delaware corporation, and Golden State Financial Corporation, a Delaware corpora tion, have entered into an Agreement and Plan of Reorganization, dated as of February 4, 1998, as amended (the "Merger Agreement"), pursuant to which, among other things, the Company will issue to the Stockholders shares of its common stock, par value $1.00 per share (the "Common Stock");

            WHEREAS, the Board of Directors of the Company has authorized the officers of the Company to execute and deliver this Agreement in the name and on behalf of the Company;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties to this Agreement hereby agree as follows:

            1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            "Holder" means any of Ford, FGH and any other person that owns Registrable Securities, including their respective successors and assigns who acquire Registrable Securities, directly or indirectly, from Ford, FGH or such other person, respectively. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.




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            "Registrable Securities" means (a) any shares of Common Stock issued in accordance with Section 1.3 of the Merger Agreement upon consummation of the Mergers, (b) any shares of Common Stock issued as contingent consideration in accordance with Section 1.6 of the Merger Agreement at any time following consummation of the Mergers, (c) any shares of Common Stock acquired by Ford or FGH in the open market at a time when such party is deemed to be an "affiliate" (as such term is defined under Rule 144 under the Securities Act) of the Company and (d) any securities issued or issuable in respect of the Common Stock referred to in clauses (a), (b) and (c) above, by way of stock dividend or stock split or in connec tion with a combination of shares, recapitalization, reclassification, merger or consolidation, and any other securities issued pursuant to any other pro rata distri bution with respect to such Common Stock. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (x) it has been effec tively registered under the Securities Act and sold or distributed to the public in accordance with an effective registration statement covering it (and has not been reacquired in the manner described in clause (c) above), or (y) it is sold or distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            2. Demand Registration. (a) If at any time any Holder shall request the Company in writing to register under the Securities Act all or a part of the Registrable Securities held by such Holder (a "Demand Registration"), the Company shall use all reasonable efforts to cause to be filed and declared effective as soon as reasonably practicable (but in no event later than the 45th day after such Holder's request is made) a registration statement providing for the sale of all such Registrable Securities by such Holder. The Company agrees to use its reasonable efforts to keep any such registration statement continuously effective and usable for resale of Registrable Securities for so long as the Holder whose Registrable Securities are included therein shall request. The Company shall be obligated to file registration statements pursuant to this Section 2(a) until all Registrable Securities have ceased to be Registrable Securities. Each registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement." The Company may, if permitted by law, effect any registration pursuant to this Section 2(a) by the filing of a registration statement on Form S-3. However, if such


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registration involves an underwritten public offering and the managing underwriter(s) at any time shall notify the Company in writing that, in the sole judgment of such managing under writer(s), inclusion of some or all of the information required in a more detailed form specified in such notice is of material importance to the success of the public offering of such Registrable Securities, the Company shall use all reasonable efforts to supplement or amend the registration statement to include such information.

            (b) The Company agrees (i) not to effect any public or private sale, distribution or purchase of any of its securities which are the same as or similar to the Registrable Securities, including a sale pursuant to Regulation D under the Securities Act, during the 15-day period prior to, and during the 45-day period beginning on, the closing date of each underwritten offering under any Demand Registration Statement, and (ii) to use reasonable efforts to cause each holder of its securities purchased from the Company, at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

            (c) The Company may postpone for a reasonable period of time, not to exceed 30 days, the filing or the effectiveness of any Demand Registration Statement if (i) the Board of Directors of the Company in good faith determines that (A) such registration would have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganiza tion or other material transaction, or (B) the Company is in possession of material non-public information that, if publicly disclosed, would result in a material disrup tion of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company, and (ii) the Company so notifies the Holder(s) within five days after the Holder(s) requests such registration. The Company's right to defer the filing of a registration statement pursuant to the provisions of the preceding sentence may not be exercised more than once during any 12 month period.

            (d) If at any time any Holder of Registrable Securities to be covered by a Demand Registration Statement desires to sell Registrable Securities in an underwritten offering, such Holder shall have the right to select any nationally recognized investment banking firm(s) to administer the offering, subject to the ap proval of the Company, which approval shall not be unreasonably withheld, and the Company shall enter into underwriting agreements with the underwriter(s) of such

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offering, which agreements shall contain such representations and warranties by the Company, and such other terms, conditions and indemnities as are at the time customarily contained in underwriting agreements for similar offerings and the Company shall take or cause to be taken all such other actions as are reasonably requested by the managing underwriter(s) in order to expedite or facilitate the regis tration and disposition of the Registrable Securities, including, without limitation, causing management to participate in "road show" presentations.

            3. Incidental Registration. Subject to the terms and conditions set forth in this Section 3, if the Company proposes at any time to register any common equity securities (the "Initially Proposed Shares") under the Securities Act for sale, whether or not for its own account, pursuant to an underwritten offering, the Company will promptly give written notice to the Holders of its intention to effect such registration (such notice to specify, among other things, the proposed offering price, the kind and number of securities proposed to be registered and the distribution arrangements, including identification of the underwriter(s)), and the Holders shall be entitled to include in such registration statement, as a part of such underwritten offering, such number of shares (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company within 15 days after the date upon which the Company gave the aforementioned notice.

            The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 3 is subject to each of the following limitations, conditions and qualifications:

                        i) If, at any time after giving written notice of its
            intention to effect a registration of any of its common equity securities and prior to the effective date of any registration statement filed in connection with such registration, the Company shall determine for any reason not to register all of such shares, the Company may, at its election, give written notice of such determination to the Holders and thereupon it shall be relieved of its obliga tion to use any efforts to register any Holder Shares in connection with such aborted registration (but not from its obligation to pay the Registration Expenses (as defined herein) in connection therewith).

                        ii) If the managing underwriter(s) of such offering
            shall notify in writing the Company and each Holder who shall have requested the inclu sion of Registrable Securities in such underwritten offering that, in the

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            good faith judgment of such managing underwriter(s), the
            distribution of all or a specified portion of the Holder Shares would materially interfere with the registration and sale, in accordance with the intended method thereof, of the Initially Proposed Shares, then the number of Holder Shares to be included in such registration statement shall be reduced to such number, if any, that, in the good faith judgment of such managing underwriter(s), can be included without such interference. If, as a result of the cutback provisions of the preceding sentence, the Holders are not entitled to include all of the Holder Shares in such registration, such Holders may elect to withdraw their request to include Holder Shares in such registration.

            If the Company shall so request in writing, each Holder agrees not to effect any public or private sale or distribution of any Registrable Securities (other than the Holder Shares) during the 15-day period prior to and during the 45-day period beginning on, the closing date of any underwritten public offering of shares of Common Stock made for the Company's own account.

            4. Registration Procedures. (a) Whenever the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of
Section 2(a) or 3 (such Registrable Securities being hereinafter referred to as "Subject Shares"), the Company will use all reasonable efforts to effect the registration and sale of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

                        i) furnish to each Holder of Subject Shares (a
            "Participating Holder") and to each managing underwriter, if any, a reasonable time in ad vance of their filing with the SEC, any registration statement, amendment or supplement thereto, and any prospectus used in connection therewith, and each Participating Holder shall have the opportunity to object to any informa tion pertaining to such Participating Holder and its plan of distribution that is contained therein and the Company will make the corrections reasonably re quested by such Participating Holder with respect to such information prior to filing any such registration statement or any amendment or supplement thereto; and furnish a copy of any and all transmittal letters or other corre spondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;



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                        ii) prepare and file with the SEC a registration
            statement with respect to the Subject Shares in form and substance satisfactory to the Partici pating Holders, and use all reasonable efforts to cause such registration state ment to become effective as soon as possible;

                        iii) prepare and file with the SEC such amendments and
            supplements to such registration statement and the prospectus used in connec tion therewith as may be necessary to keep such registration statement effective for the applicable period and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares and other securities covered by such registration statement;

                        iv) furnish each Participating Holder and each managing
            underwriter, if any, without charge, such number of copies of such registra tion statement, each amendment and supplement thereto (in each case includ ing all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities and such other documents as such Participating Holder or such underwriter may reasonably request;

                        v) after the filing of the registration statement,
            promptly notify each Participating Holder and each managing underwriter, if any, of any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC;

                        vi) use all reasonable efforts to register or qualify
            the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions (including any foreign country or any political subdivision thereof) as the managing underwriter(s) shall reasonably recom mend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (B) subject itself to taxation in any jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any


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            action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

                        vii) promptly inform each Participating Holder and the
            managing underwriter(s), if any (x) in the case of any offering of the Regis trable Securities in respect of which a registration statement is filed under the Securities Act, of the date on which a registration statement or any post-effec tive amendment thereto has been filed and when the same has become effec tive and, if applicable, of the date of filing a Rule 430A prospectus, (y) of any written comments from the SEC with respect to any filing referred to in clause (x) and of any request by the SEC, any securities exchange, govern ment agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering or (z) of the receipt by the Company of any notification with respect to the suspension of the qualifica tion of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                        viii) otherwise use its reasonable efforts to comply
            with all applicable rules and regulations of the SEC;

                        ix) provide a transfer agent and registrar for all
            Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                        x) furnish, at the Company's expense, unlegended
            certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Subject Shares being sold;

                        xi) notify each Participating Holder at any time when a
            prospectus relating to the Subject Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospec tus included in such registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with


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            the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading;

                        xii) enter into customary agreements (including an
            underwrit ing agreement in customary form in the case of an underwritten offering) and make such representations and warranties to the sellers and underwriter(s) as in form and substance and scope are customarily made by issuers to under writers in underwritten offerings and take such other actions as the Holders or the managing underwriter(s) or agent, if any, reasonably require in order to expedite or facilitate the disposition of such Subject Shares. A Participating Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) also be made to and for the benefit of the Participating Holder, and that any or all of the conditions precedent to the obligations of such underwriter(s) under such underwriting agreement also be conditions precedent to the obligations of the Participating Holder;

                        xiii) make available for inspection by the
            Participating Holders, any underwriter or agent participating in any disposition pursuant to such registration statement, and any attorney, accountant or other similar professional advisor retained by any such Participating Holders or under writer (collectively, the "Inspectors"), all pertinent financial and other re cords, pertinent corporate documents and properties of the Company (collec tively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

                        xiv) make available senior management personnel of the
            Company to participate in, and cause them to cooperate with the under writer(s) in connection with, "road show" and other customary marketing activities, including "one-on-one" meetings with prospective purchasers of the Subject Shares;



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                        xv) obtain for delivery to the Company, the
            underwriter(s) or their agent, with copies to the Participating Holders, a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Participating Holders or the managing underwriter(s) reasonably request;

                        xvi) obtain for delivery to the Participating Holders
            and the underwriter(s) or their agent an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Participating Holders, underwriters or agents and their counsel;

                        xvii) make available to its security holders earnings
            state ments, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of the registration statement, which earnings statements shall cover said 12-month period;

                        xviii) make every reasonable effort to prevent the
            issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                        xix) cause the Subject Shares to be registered with or
            ap proved by such other governmental agencies or authorities (including foreign governmental agencies and authorities) as may be necessary to enable the sellers thereof or the underwriters(s), if any, to consummate the disposition of such Subject Shares;

                        xx) cooperate with the Holders and the managing under
            writer(s), if any, or any other interested party (including any interested broker-dealer) in making any filings or submission required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

                        xxi) cause its subsidiaries to take action necessary to
            effect the registration of the Subject Shares contemplated hereby, including filing any required financial information;


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                        xxii) effect the listing of the Subject Shares on the
            New York Stock Exchange or such other national securities exchange or over-the-counter market on which shares of the Common Stock shall then be listed; and

                        xxiii) take all other steps necessary to effect the
            registration of the Subject Shares contemplated hereby.

                        (b) The Holders shall provide (in writing and signed by the Holders and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus or other document incident thereto) all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company pursuant to this Agreement.

                        (c) The Holders shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribu tion pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings; provided, however, that in no event shall a Participating Holder be required to make any representations or warranties to or agreements with the Company or the under writer(s) other than representations, warranties or agreements regarding the Par ticipating Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law.

                        (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospec tus) included in any registration statement filed pursuant to Section 2(a) or Section 3, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall forthwith discontinue disposition of Subject Shares pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the


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Subject Shares that was in effect prior to such amendment or supplement.

                        (e) The Company shall pay all Registration Expenses. For purposes of this Agreement, "Registration Expenses" shall mean all expenses inci dent to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities pursuant to Section 2(a) or Section 3 of this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, transfer agents and registrars' fees, all word processing, duplicating and printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and com missions in respect of Registrable Securities and the fees and disbursements of any counsel retained by the Participating Holders (which underwriting discounts and commissions and fees and disbursements of counsel shall be paid by the Participating Holders).

                        (f) In connection with any sale of Subject Shares that are registered pursuant to this Agreement, the Company and the Holders shall enter into an agreement providing for indemnification of the Holders by the Company, and indemnification of the Company by the Holders, on terms customary for such agreements at that time (it being understood that any disputes arising as to what is customary shall be resolved by counsel to the underwriter(s)).

            5. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile at the address or number desig nated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if deliv ered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:




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            If to the Company, to:

            Golden State Bancorp Inc.
            135 Main Street, 20th Floor
            San Francisco, California 94105
            Attn: Chief Financial Officer
            Telecopy: (415) 904-1499

            If to FGH, to:

            MacAndrews & Forbes Holdings Inc.
            35 East 62nd Street
            New York, New York  10021
            Attn:  General Counsel
            Telecopy: (212) 572-5056

            If to Ford, to:

            Hunter's Glen/Ford, Ltd.
            c/o Gerald J. Ford
            California Federal Bank
            200 Crescent Court, Suite 1350
            Dallas, Texas 75201
            Telecopy: (214) 871-5199

            If to any other Holder,
            to such name at such address as such Holder shall have indicated in a written notice delivered to the other parties to this Agreement.

Any party hereto may from time to time change its address for notices under this Section 5 by giving at least 10 days' notice of such changes to the other parties hereto.

            6. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or require ment hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.


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            7. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            8. Successors and Assigns; Amendments. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, including without limitation and without the need for an express assignment each subsequent Holder of any Registrable Securities. Except as provided in this Section 8, neither the Company nor any Holder shall assign this Agreement or any rights hereunder without the prior written consent of the other parties hereto; provided, that in connection with a bona fide pledge by the Holder of any Registrable Securities, the Holder may assign its rights under this Agreement to the beneficiary of such pledge. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party hereunder. This Agreement may not be amended except by a written instrument executed by the parties hereto.

            9. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of laws.

            11. Entire Agreement. This Agreement contains the entire agreement of the parties hereto in respect of the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

            12. Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counter part.

            13. Available Information. If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the


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Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144 or Rule 144A promulgated under the Securities Act and will, upon the re quest of any Holder, take such other actions and furnish the Holder with information as the Holder may reasonably request in order to avail itself of such rule or any other rule or regulation of the SEC allowing the Holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of the Holder, deliver to such party a certificate, signed by the Company's principal finan cial officer, stating (a) the Company's name, address and telephone number (includ ing area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder or as to such matters as would then be required to establish compliance with Rule 144 or any successor rule or rules under the Securities Act. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

            14. Injunctions. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

            15. Severability. If any term or provisions of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the re mainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

            16. Further Assurances. Subject to the specific terms of this


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



Agreement, each Holder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

            17. No Other Registration Rights. The Company represents and warrants to each Stockholder that there is not in effect on the date of this Agreement any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

            18. Recapitalization, Exchanges, etc., Affecting the Company's Capital Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), or at the election of a Holder, any person who controls any of the fore going, which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities.

            19. Defined Terms. All capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Merger Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agree ment to be duly executed by their respective authorized officers as of the date hereof.


                                      GOLDEN STATE BANCORP INC.

                                      By: /s/ John Haynes
                                         ----------------------------------
                                         Name:  John Haynes
                                         Title: Chief Financial Officer



                                      FIRST GIBRALTAR HOLDINGS INC.

                                      By: /s/ Glenn P. Dickes
                                         ----------------------------------
                                         Name:  Glenn P. Dickes
                                         Title: Vice President



                                      HUNTER'S GLEN/FORD, LTD.

                                      By: /s/ Gerald J. Ford
                                         ----------------------------------
                                         Name:  Gerald J. Ford
                                         Title: General Partner


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